Exhibit 99.1 Joint Filer Information

Name of
"Reporting Persons":        Utah Ventures III, L.P.
                            Utah Entrepreneurs Fund III, L.P.
                            Utah Venture Partners III, L.L.C.
                            Utah Entrepreneur Partners III, L.L.C.
                            Dreyfous, James
                            Wolfe, Allan
                            Ledbetter, Carl
                            Huntsman, Heidi

Address :                   2755 East Cottonwood Parkway, Ste. 520
                            Salt Lake City, UT 84121

Designated Filer:           Utah Ventures III, L.P.

Issuer and Ticker Symbol:   Riverbed Technology, Inc. (RVBD)

Date of Event
Requiring Statement:        September 20, 2006

Each of the following is a Joint Filer with Utah Ventures III, L.P. and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 3: Utah Entrepreneurs Fund III, L.P., Utah Venture Partners III,
L.L.C., Utah Entrepreneur Partners III, L.L.C., James Dreyfous, Allan Wolfe,
Carl Ledbetter, and Heidi Huntsman.

The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the
Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.

UTAH VENTURES III, L.P.

   By: Utah Venture Partners III, L.L.C.
   Its: General Partner

   By: /s/ James Dreyfous
       ----------------------------------------------------
       Managing Member

UTAH ENTREPRENEURS FUND III, L.P.

   By: Utah Entrepreneur Partners III, L.L.C.
   Its: General Partner

   By: /s/ James Dreyfous
       ----------------------------------------------------
       Managing Member

UTAH VENTURE PARTNERS III, L.L.C.

   By: /s/ James Dreyfous
       ----------------------------------------------------
       Managing Member

UTAH ENTREPRENEUR PARTNERS III, L.L.C.

   By: /s/ James Dreyfous
       ----------------------------------------------------
       Managing Member

JAMES DREYFOUS

       /s/ James Dreyfous
       ----------------------------------------------------

ALLAN WOLFE

       /s/ Allan Wolfe
       ----------------------------------------------------

CARL LEDBETTER

       /s/ Carl Ledbetter
       ----------------------------------------------------

HEIDI HUNTSMAN

       /s/ Heidi Huntsman
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